UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 24, 2022 (October 24, 2022)

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Date of report (Date of earliest event reported)

Hexcel Corporation

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(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut 06901-3238

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(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

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(Registrant's telephone number, including area code)

N/A

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	HXL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.□

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On October 24, 2022 Hexcel Corporation (the “Company”) issued a press release in which the Company announced its financial results for its fiscal quarter ended September 30, 2022. A copy of this earnings press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Section 8 – Other Events

Item 8.01 Other Events

On October 24, 2022 the Company posted to its website a table which summarizes sales by segment and market for the quarters ended September 30, 2022 and 2021, June 30, 2022 and 2021 and the nine-month periods ended September 30, 2022 and 2021. A copy of this information is being filed as Exhibit 99.2 and is incorporated herein by reference. Other information appearing on the Company’s website is not incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by the Company on October 24, 2022.
99.2	Sales by segment and market for the quarters ended September 30, 2022 and 2021, June 30, 2022 and 2021 and the nine-month periods ended September 30, 2022 and 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

October 24, 2022	/s/ Amy S. Evans
Amy S. Evans
Senior Vice President,
Chief Accounting Officer